Exhibit 17

Common

486606106

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS —            , 2018

The undersigned stockholder of Kayne Anderson MLP Investment Company (“KYN”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) to be held on            , 2018 at             a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date
Signature(s)(if held jointly):	Date

(continued from reverse side)

Common

486606106

PROXY

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1a.	THE ELECTION OF ONE DIRECTOR FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

FOR THE NOMINEE	AGAINST	ABSTAIN	NOMINEE
☐	☐	☐	ALBERT L. RICHEY

1b.	THE ELECTION OF TWO DIRECTORS EACH FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

FOR THE NOMINEE	AGAINST	ABSTAIN	NOMINEE
☐	☐	☐	WILLIAM R. CORDES
☐	☐	☐	BARRY R. PEARL

1c.	THE ELECTION OF TWO DIRECTORS EACH FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

FOR THE NOMINEE	AGAINST	ABSTAIN	NOMINEE
☐	☐	☐	KEVIN S. MCCARTHY
☐	☐	☐	WILLIAM L. THACKER

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KYN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2018.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The joint proxy statement/prospectus, Statement of Additional Information and KYN’s most recent

Annual Report are available on the internet at www.kaynefunds.com/kyn/sec-filings

Preferred

4866064#0 (privately held)

4866065#9 (privately held)

4866066#8 (privately held)

4866067#7 (privately held)

486606601 (publicly held)

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2018 ANNUAL MEETING OF STOCKHOLDERS —            , 2018

The undersigned stockholder of Kayne Anderson MLP Investment Company (“KYN”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2018 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) to be held on            , 2018 at             a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date
Signature(s)(if held jointly):	Date

(continued from reverse side)

Preferred

4866064#0 (privately held)

4866065#9 (privately held)

4866066#8 (privately held)

4866067#7 (privately held)

486606601 (publicly held)

PROXY

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1a.	THE ELECTION OF TWO DIRECTORS EACH FOR A TERM OF ONE YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

FOR THE NOMINEE	AGAINST	ABSTAIN	NOMINEE
☐	☐	☐	JAMES. C BAKER
☐	☐	☐	ALBERT L. RICHEY

1b.	THE ELECTION OF TWO DIRECTORS EACH FOR A TERM OF TWO YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

FOR THE NOMINEE	AGAINST	ABSTAIN	NOMINEE
☐	☐	☐	WILLIAM R. CORDES
☐	☐	☐	BARRY R. PEARL

1c.	THE ELECTION OF THREE DIRECTORS EACH FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

FOR THE NOMINEE	AGAINST	ABSTAIN	NOMINEE
☐	☐	☐	KEVIN S. MCCARTHY
☐	☐	☐	WILLIAM L. THACKER
☐	☐	☐	WILLIAM H. SHEA, JR.

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KYN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2018.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The joint proxy statement/prospectus, Statement of Additional Information and KYN’s most recent

Annual Report are available on the internet at www.kaynefunds.com/kyn/sec-filings

Common - 48660Q102

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

SPECIAL MEETING OF STOCKHOLDERS —                , 2018

The undersigned stockholder of Kayne Anderson Energy Development Company (“KED”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of KED (the “Special Meeting”) to be held on                , 2018 at                 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SPECIAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date
Signature(s)(if held jointly):	Date

(continued from reverse side)

Common - 48660Q102

PROXY

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SPECIAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE APPROVAL OF THE REORGANIZATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The joint proxy statement/prospectus, Statement of Additional Information and KED’s most recent

Annual Report are available on the internet at www.kaynefunds.com/ked/sec-filings/

Preferred (Private) - 48660Q2#8

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

SPECIAL MEETING OF STOCKHOLDERS —                , 2018

The undersigned stockholder of Kayne Anderson Energy Development Company (“KED”), a Maryland corporation, hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of KED (the “Special Meeting”) to be held on                , 2018 at                 a.m. at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SPECIAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date
Signature(s)(if held jointly):	Date

(continued from reverse side)

Preferred (Private) - 48660Q2#8

PROXY

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SPECIAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE APPROVAL OF THE REORGANIZATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The joint proxy statement/prospectus, Statement of Additional Information and KED’s most recent

Annual Report are available on the internet at www.kaynefunds.com/ked/sec-filings/